UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2004

FOSTER WHEELER LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31305	22-3802649

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000

(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

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TABLE OF CONTENTS

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements:
None.

(b)	Pro Forma Financial Information:
None.

(c)	Exhibits:
The following exhibits are filed or furnished as part of this Report to the extent described in Item 9 and Item 12.

99.1 Conference call script dated March 16, 2004.

Item 9.      Regulation FD Disclosure.

On March 16, 2004, Foster Wheeler Ltd. conducted a conference call regarding its financial results for the Company’s Fourth Quarter of 2003, the script of which is attached as Exhibit 99.1 hereto. This Exhibit 99.1 is not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) but is furnished pursuant to Regulation FD.

Item 12.      Results of Operations and Financial Condition.

On March 16, 2004, Foster Wheeler Ltd. conducted a conference call regarding its financial results for the Company’s Fourth Quarter of 2003, the script of which is attached as Exhibit 99.1 hereto. This Exhibit 99.1 is not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) but is furnished pursuant to Regulation FD.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: March 16, 2004	By:	/s/ Lisa Fries Gardner
Lisa Fries Gardner
Vice President and Secretary

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EXHIBIT INDEX

     Exhibit
    Number                                    Description

99.1	Fourth Quarter 2003 conference call script.